UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-04656

Ellsworth Growth and Income Fund Ltd.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

James A. Dinsmore
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Ellsworth Growth and Income Fund Ltd.

Semiannual Report — March 31, 2023

(Y)our Portfolio Management Team

Thomas H. Dinsmore, CFA	James A. Dinsmore, CFA
BS, Wharton School	BA, Cornell University
of Business	MBA, Rutgers University
MA, Fairleigh Dickinson
University

To Our Shareholders,

For the six months ended March 31, 2023, the net asset value (NAV) total return of the Ellsworth Growth and Income Fund Ltd. was 5.4%, compared with total returns of 5.7% and 6.8% for the ICE Bank of America U.S. Convertibles Index and the Bloomberg Balanced U.S. Convertibles Index, respectively. The total return for the Fund’s publicly traded shares was 2.9%. The Fund’s NAV per share was $9.61, while the price of the publicly traded shares closed at $8.11 on the NYSE American. See page 4 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of March 31, 2023.

Investment Objective and Strategy

The Fund’s primary investment objective is to provide income and the potential for capital appreciation, which objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests. The Fund invests primarily in convertible and equity securities.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

The first fiscal quarter began with a continuation of the volatility we saw in 2022, bottoming in October with extremely negative market sentiment about inflation and rising interest rates. The convertible market approached the lows that we had seen in June without breaching them. This is representative of the changes we have seen in the market over the last two years. Convertibles outperformed their underlying equities as the markets moved lower, and have become much more fixed income oriented. These issues should accrete to par as they approach maturity, and in the quarter we saw many of them grind higher off of the lows as sentiment slowly improved.

In March, the world became acutely aware of the effects of tightening monetary policy with the fall of Silicon Valley Bank and the takeover of Credit Suisse by UBS. It is unlikely that these will be the only casualties of the move higher in rates, leading investors to look for the next area of concern. Fortunately, the fed has supported the banking system and rates have dropped to ease some of the pain.

The current market continues to offer us many fixed income equivalent convertibles that trade based on yield to maturity. Some of these have traded below levels that we believe are reflective of the issuer's credit. As appropriate we have added to these positions in our portfolio as we expect them to accrete to par at or before maturity. One catalyst for this accretion is a continued focus on the balance sheet by convertible issuers. We have seen some companies that have addressed investor concerns by issuing more manageable converts and buying back or exchanging some percentage of their existing debt. This can be an accretive transaction for the company and usually improves the credit. Transactions like this helped the fixed income equivalent segment of our portfolio outperform during the first half of our fiscal year.

At current levels the convertible market has a yield to maturity, YTM, of 5.2% and a 53% premium to conversion value. The convertible portion of our portfolio offers a 5.7% YTM at a 39% conversion premium. Sensitivity to moves in underlying equities has increased slightly from year end with the market delta now at 47. Ellsworth's convertible portfolio has a similar delta of 48. Including the equity portion of the portfolio increases our delta to 63. The equity portion of the portfolio continues to offer diversification in companies that we believe offer compelling long term risk/reward profiles. At quarter end, our portfolio was 29% equity sensitive (19% common stock), 47% total return, and 24% fixed income equivalent. This compares with the market at 29% equity, 33% total return, and 38% fixed income equivalent.

Among our stronger performing positions for the period were: Mercado Libre Inc. 2%, 8/15/28 (1.6% of total investments as of March 31, 2023), which operates Mercado Libre Marketplace, an online commerce platform in Latin America that enables businesses, merchants, and individuals to list merchandise and conduct sales and purchases online; indie Semiconductor Inc. 4.5%, 11/15/27 (1.6%), which provides automotive semiconductors and software solutions for advanced driver assistance systems, autonomous vehicle, in-cabin, connected car, and electrification applications in North and South America, Greater China and the Pacific Rim, and Europe; Impinj Inc. 1.12%, 5/15/27 (1.3%) which operates a cloud connectivity platform in the Americas, the Asia Pacific, Europe, the Middle East, and Africa; and Microsoft Corp. (2.2%) which develops, licenses, and supports software, services, devices, and solutions worldwide.

Some of the weaker holdings in the portfolio included: Innovative Industrial Properties Inc. 3.75%, 2/21/24 (no longer held as of March 31, 2023) is a self-advised corporation focused on the acquisition, ownership, and management of specialized properties leased to experienced, state licensed operators for their regulated medical use cannabis facilities; and Chart Industries Inc. 1.00% 11/15/24 (0.5%) which manufactures engineered equipment for the industrial gas, energy, and biomedical industries.

We appreciate your continued confidence and trust.

The views expressed reflect the opinions of the Fund's portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through March 31, 2023 (a) (b) (Unaudited)

	Six Months	1 Year	3 Year	5 Year	10 Year	Since Inception (6/30/86)
The Ellsworth Growth and Income Fund Ltd. (ECF)
NAV Total Return (c)	5.44%	(17.35)%	7.31%	6.03%	7.28%	7.52%
Investment Total Return (d)	2.90	(19.83)	7.14	5.57	7.77	7.86
ICE Bank of America U.S. Convertibles Index	5.70	(10.84)	14.95	9.57	9.61	N/A	(e)
Bloomberg Balanced U.S. Convertibles Index	6.79	(8.73)	11.85	7.74	6.51	N/A	(f)

(a) The Fund’s fiscal year ends on September 30.
(b) Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund's use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The ICE Bank of America U.S. Convertibles Index is a market value weighted index of all dollar denominated convertible securities that are exchangeable into U.S. equities that have a market value of more than $50 million. The Bloomberg Balanced U.S. Convertibles Index is a market value weighted index that tracks the performance of publicly placed, dollar denominated convertible securities that are between 40% and 80% sensitive to movements in their underlying common stocks. Dividends and interest income are considered reinvested. You cannot invest directly in an index.
(c) Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date for the period beginning November 2015, and are net of expenses. Total returns and average annual returns were not adjusted for the 2004 rights offering. For the period from December 2008 through October 2015, distributions were reinvested on the payable date using market prices. From inception through November 2008, distributions were reinvested on the payable date using NAV. Since inception return is based on an initial NAV of $9.30.
(d) Total returns and average annual returns reflect changes in closing market values on the NYSE American and reinvestment of distributions. Total returns and average annual returns were not adjusted for the 2004 rights offering. Since inception return is based on an initial offering price of $10.00.
(e) The ICE Bank of America U.S. Convertibles Index inception date is December 31, 1994.
(f) The Bloomberg Balanced U.S. Convertibles Index inception date is January 1, 2003.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of total investments as of March 31, 2023:

Ellsworth Growth and Income Fund Ltd.

Computer Software and Services	14.7%	Diversified Industrial	1.9%
U.S. Government Obligations	14.5%	Computer Hardware	1.8%
Health Care	11.3%	Entertainment	1.7%
Energy and Utilities	9.8%	Food and Beverage	1.6%
Semiconductors	7.6%	Cable and Satellite	1.5%
Real Estate Investment Trusts	7.5%	Airlines	1.2%
Telecommunications	5.0%	Agriculture	1.1%
Consumer Services	4.7%	Consumer Products	0.7%
Security Software	3.8%	Automotive: Parts and Accessories	0.6%
Financial Services	3.7%	Materials	0.1%
Communications Equipment	3.1%		100.0%
Business Services	2.1%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments — March 31, 2023 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 62.4%
	Airlines — 1.2%
$2,000,000	Southwest Airlines Co., 1.250%, 05/01/25	$2,248,109	$2,279,500
	Automotive: Parts and Accessories — 0.6%
1,000,000	Rivian Automotive Inc., 4.625%, 03/15/29(a)	1,000,000	1,038,627
	Business Services — 1.6%
2,000,000	BigBear.ai Holdings Inc., 6.000%, 12/15/26(a)	2,000,000	1,398,264
2,000,000	Perficient Inc., 0.125%, 11/15/26	1,907,679	1,598,977
		3,907,679	2,997,241
	Cable and Satellite — 1.5%
	DISH Network Corp.
2,100,000	Zero Coupon, 12/15/25	2,037,352	1,119,300
2,000,000	3.375%, 08/15/26	1,764,926	1,040,000
1,415,000	fuboTV Inc., 3.250%, 02/15/26	1,332,574	602,226
		5,134,852	2,761,526
	Communications Equipment — 3.1%
2,000,000	InterDigital Inc., 3.500%, 06/01/27(a)	2,042,063	2,246,000
1,700,000	Kaleyra Inc., 6.125%, 06/01/26(a)	1,706,107	1,344,705
	Lumentum Holdings Inc.
2,000,000	0.500%, 12/15/26	2,081,928	1,740,000
617,000	0.500%, 06/15/28	605,522	472,858
		6,435,620	5,803,563
	Computer Hardware — 1.8%
2,000,000	3D Systems Corp., Zero Coupon, 11/15/26	1,507,229	1,506,250
1,250,000	Desktop Metal Inc., 6.000%, 05/15/27(a)	1,250,000	1,812,500
		2,757,229	3,318,750
	Computer Software and Services — 12.5%
1,700,000	Akamai Technologies Inc., 0.375%, 09/01/27	1,689,631	1,569,793
3,000,000	Bandwidth Inc., 0.250%, 03/01/26	3,015,823	2,342,290
1,625,000	Cardlytics Inc., 1.000%, 09/15/25	1,646,856	694,687
1,915,000	Edgio Inc., 3.500%, 08/01/25	1,831,260	1,624,521
2,590,000	i3 Verticals LLC, 1.000%, 02/15/25	2,524,311	2,402,225
Principal Amount		Cost	Market Value
$1,000,000	Match Group Financeco 3 Inc., 2.000%, 01/15/30(a)	$1,001,252	$858,018
1,000,000	MercadoLibre Inc., 2.000%, 08/15/28	988,937	3,021,000
1,750,000	PAR Technology Corp., 2.875%, 04/15/26	1,698,405	1,871,479
2,000,000	Progress Software Corp., 1.000%, 04/15/26	2,002,047	2,186,000
1,430,000	PROS Holdings Inc., 2.250%, 09/15/27	1,422,533	1,367,795
2,000,000	Shift4 Payments Inc., Zero Coupon, 12/15/25	1,989,395	2,347,202
2,170,000	Veritone Inc., 1.750%, 11/15/26	1,860,831	1,494,890
1,150,000	Workiva Inc., 1.125%, 08/15/26	1,163,066	1,624,582
		22,834,347	23,404,482
	Consumer Services — 4.7%
1,050,000	Live Nation Entertainment Inc., 3.125%, 01/15/29(a)	1,063,529	1,032,150
1,350,000	Marriott Vacations Worldwide Corp., 3.250%, 12/15/27(a)	1,359,437	1,319,625
	NCL Corp. Ltd.
1,470,000	5.375%, 08/01/25	1,718,650	1,589,805
682,000	1.125%, 02/15/27	682,000	488,419
1,200,000	Royal Caribbean Cruises Ltd., 6.000%, 08/15/25(a)	1,216,721	1,835,400
2,505,000	Stride Inc., 1.125%, 09/01/27	2,365,153	2,494,440
		8,405,490	8,759,839
	Diversified Industrial — 1.1%
450,000	Chart Industries Inc., 1.000%, 11/15/24	450,296	972,675
1,508,000	Xometry Inc., 1.000%, 02/01/27	1,355,968	1,010,662
		1,806,264	1,983,337
	Energy and Utilities — 7.9%
750,000	Alliant Energy Corp., 3.875%, 03/15/26(a)	750,000	778,814
2,026,000	Array Technologies Inc., 1.000%, 12/01/28	1,850,522	2,237,248
950,000	Nabors Industries Inc., 1.750%, 06/15/29(a)	1,023,218	827,450
1,900,000	NextEra Energy Partners LP, 2.500%, 06/15/26(a)	1,847,663	1,696,700

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — March 31, 2023 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Energy and Utilities (Continued)
$2,000,000	Northern Oil and Gas Inc., 3.625%, 04/15/29(a)	$2,108,016	$2,144,988
1,375,000	Ormat Technologies Inc., 2.500%, 07/15/27(a)	1,375,000	1,543,437
1,100,000	PPL Capital Funding Inc., 2.875%, 03/15/28(a)	1,100,000	1,109,554
1,500,000	Stem Inc., 4.250%, 04/01/30(a)	1,500,000	1,488,300
1,990,000	Sunnova Energy International Inc., 2.625%, 02/15/28(a)	1,868,087	1,443,785
1,500,000	The Southern Co., 3.875%, 12/15/25(a)	1,500,000	1,524,348
		14,922,506	14,794,624
	Entertainment — 1.0%
1,815,000	Liberty Media Corp.-Liberty Formula One, 2.250%, 08/15/27(a)	1,747,388	1,957,106
	Financial Services — 2.6%
900,000	Envestnet Inc., 2.625%, 12/01/27(a)	911,506	944,550
1,250,000	HCI Group Inc., 4.750%, 06/01/42(a)	1,250,000	1,147,656
1,750,000	LendingTree Inc., 0.500%, 07/15/25	1,374,254	1,313,900
2,100,000	SoFi Technologies Inc., Zero Coupon, 10/15/26(a)	1,567,733	1,475,250
		5,103,493	4,881,356
	Food and Beverage — 1.6%
600,000	Freshpet Inc., 3.000%, 04/01/28(a)	600,000	698,850
650,000	Post Holdings Inc., 2.500%, 08/15/27(a)	650,000	682,630
1,500,000	The Chefs’ Warehouse Inc., 2.375%, 12/15/28(a)	1,524,774	1,537,107
		2,774,774	2,918,587
	Health Care — 7.7%
2,235,000	Coherus Biosciences Inc., 1.500%, 04/15/26	1,797,621	1,577,910
450,000	Collegium Pharmaceutical Inc., 2.875%, 02/15/29(a)	450,000	403,649
	CONMED Corp.
880,000	2.625%, 02/01/24	883,380	1,085,480
1,000,000	2.250%, 06/15/27(a)	935,124	995,500
Principal Amount		Cost	Market Value
	Cutera Inc.
$1,000,000	2.250%, 03/15/26	$1,000,000	$1,005,703
1,750,000	2.250%, 06/01/28(a)	1,750,000	1,301,732
1,145,000	4.000%, 06/01/29(a)	1,145,000	843,209
1,300,000	Halozyme Therapeutics Inc., 1.000%, 08/15/28(a)	1,327,959	1,231,750
1,500,000	Insulet Corp., 0.375%, 09/01/26	1,531,455	2,247,750
234,000	Integer Holdings Corp., 2.125%, 02/15/28(a)	237,172	255,879
1,015,000	Invacare Corp., 4.250%, 03/15/26	1,015,000	55,825
2,390,000	PetIQ Inc., 4.000%, 06/01/26	2,543,372	2,094,835
1,140,000	Sarepta Therapeutics Inc., 1.250%, 09/15/27(a)	1,141,699	1,370,379
		15,757,782	14,469,601
	Materials — 0.1%
345,000	Danimer Scientific Inc., 3.250%, 12/15/26(a)	345,000	156,244

	Real Estate Investment Trusts — 1.7%
375,000	Braemar Hotels & Resorts Inc., 4.500%, 06/01/26	375,000	343,409
1,000,000	Pebblebrook Hotel Trust, 1.750%, 12/15/26	1,068,221	851,478
1,000,000	Redwood Trust Inc., 7.750%, 06/15/27(a)	1,000,000	870,625
1,330,000	Summit Hotel Properties Inc., 1.500%, 02/15/26	1,333,876	1,144,732
		3,777,097	3,210,244
	Security Software — 3.8%
3,000,000	2U Inc., 2.250%, 05/01/25	2,867,466	2,359,500
515,000	Nice Ltd., Zero Coupon, 09/15/25	515,000	495,688
2,990,000	Verint Systems Inc., 0.250%, 04/15/26	3,012,883	2,659,231
1,515,000	Zscaler Inc., 0.125%, 07/01/25	1,525,059	1,605,142
		7,920,408	7,119,561
	Semiconductors — 5.8%
1,750,000	Impinj Inc., 1.125%, 05/15/27	1,776,800	2,492,607
2,000,000	indie Semiconductor Inc., 4.500%, 11/15/27(a)	2,051,462	2,933,332
1,125,000	ON Semiconductor Corp., 0.500%, 03/01/29(a)	1,125,911	1,175,184

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — March 31, 2023 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Semiconductors (Continued)
$1,500,000	Semtech Corp., 1.625%, 11/01/27(a)	$1,454,341	$1,377,000
	Wolfspeed Inc.
1,841,000	0.250%, 02/15/28	1,898,678	1,542,758
1,375,000	1.875%, 12/01/29(a)	1,385,705	1,224,437
		9,692,897	10,745,318
	Telecommunications — 2.1%
2,060,000	8x8 Inc., 0.500%, 02/01/24	2,087,103	1,862,835
	Infinera Corp.
1,250,000	2.500%, 03/01/27	1,214,221	1,531,478
325,000	3.750%, 08/01/28(a)	325,000	440,375
		3,626,324	3,834,688
	TOTAL CONVERTIBLE CORPORATE BONDS	120,197,259	116,434,194

Shares
	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Business Services — 0.0%
809,253	Amerivon Holdings LLC, 4.000%(b)	1,294,693	0
272,728	Amerivon Holdings LLC, common equity units (b)	0	3
		1,294,693	3
	TOTAL CONVERTIBLE PREFERRED STOCKS	1,294,693	3

	MANDATORY CONVERTIBLE SECURITIES(c) — 3.8%
	Diversified Industrial — 0.8%
30,000	Chart Industries Inc., Ser. B, 6.750%, 12/15/25	1,500,000	1,604,700
	Energy and Utilities — 1.9%
	NextEra Energy Inc.
27,465	6.219%, 09/01/23	1,334,799	1,341,391
30,000	6.926%, 09/01/25	1,408,056	1,390,500
16,290	Spire Inc., Ser. A, 7.500%, 03/01/24	824,500	818,654
		3,567,355	3,550,545
	Financial Services — 1.1%
1,730	2020 Cash Mandatory Exchangeable Trust, 5.250%, 06/01/23(a)	1,748,946	2,015,882
	TOTAL MANDATORY CONVERTIBLE SECURITIES	6,816,301	7,171,127
Shares		Cost	Market Value
	COMMON STOCKS — 19.3%
	Agriculture — 1.1%
21,561	Bunge Ltd.	$2,182,400	$2,059,507
	Business Services — 0.5%
13,000	PayPal Holdings Inc.†	532,384	987,220
	Communications Equipment — 0.0%
11,428	Kaleyra Inc.†	499,975	18,856
	Computer Software and Services — 2.2%
14,300	Microsoft Corp.	388,674	4,122,690
	Consumer Products — 0.7%
24,000	Unilever plc, ADR	1,015,518	1,246,320
	Entertainment — 0.7%
12,500	The Walt Disney Co.†	904,911	1,251,625
	Health Care — 3.6%
8,000	Eli Lilly & Co.	437,826	2,747,360
22,651	Merck & Co. Inc.	803,270	2,409,840
40,000	Pfizer Inc.	877,602	1,632,000
		2,118,698	6,789,200
	Real Estate Investment Trusts — 5.8%
10,000	American Tower Corp.	900,500	2,043,400
16,100	Crown Castle Inc.	1,136,377	2,154,824
5,000	Equinix Inc.	1,308,172	3,605,200
16,100	Innovative Industrial
	Properties Inc.	1,001,458	1,223,439
7,000	SBA Communications Corp.	710,771	1,827,490
		5,057,278	10,854,353
	Semiconductors — 1.8%
5,058	Broadcom Inc.	1,662,292	3,244,909
	Telecommunications — 2.9%
60,000	AT&T Inc.	1,260,533	1,155,000
16,119	T-Mobile US Inc.†	573,400	2,334,676
50,000	Verizon Communications Inc.	2,295,992	1,944,500
		4,129,925	5,434,176
	TOTAL COMMON STOCKS	18,492,055	36,008,856

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — March 31, 2023 (Unaudited)

Principal Amount	Cost	Market Value
U.S. GOVERNMENT OBLIGATIONS — 14.5%
$27,300,000	U.S. Treasury Bills, 4.547% to 5.040%††, 04/13/23 to 08/24/23	$27,038,000	$27,047,108
TOTAL INVESTMENTS — 100.0%	$173,838,308	186,661,288
Other Assets and Liabilities (Net)	700
PREFERRED SHARES
(3,670,315 preferred shares outstanding)	(54,212,875)
NET ASSETS — COMMON SHARES
(13,779,242 common shares outstanding)	$132,449,113
NET ASSET VALUE PER COMMON SHARE
($132,449,113 ÷ 13,779,242 shares outstanding)	$9.61

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Statement of Assets and Liabilities

March 31, 2023 (Unaudited)

Assets:
Investments, at value (cost $173,838,308)	$186,661,288
Cash	73,924
Receivable for investments sold	1,205,590
Dividends and interest receivable	684,386
Deferred offering expense	153,444
Prepaid expenses	599
Total Assets	188,779,231
Liabilities:
Distributions payable	311,905
Payable for investments purchased	1,500,000
Payable for investment advisory fees	107,748
Payable for payroll expenses	35,433
Payable for accounting fees	7,500
Payable for preferred offering expenses	17,983
Other accrued expenses	136,674
Total Liabilities	2,117,243
Preferred Shares:
Series A Cumulative Preferred Shares (5.250%, $25 liquidation value, $0.01 par value, unlimited shares authorized with 1,167,315 shares issued and outstanding)	29,182,875
Series B Preferred Shares (4.400%, $10 liquidation value, unlimited shares authorized with 2,503,000 shares issued and outstanding)	25,030,000
Net Assets Attributable to Common Shareholders	$132,449,113

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$121,033,671
Total distributable earnings	11,415,442
Net Assets	$132,449,113

Net Asset Value per Common Share:
($132,449,113 ÷ 13,779,242 shares outstanding at $0.01 par value; unlimited number of shares authorized)	$9.61

Statement of Operations

For the Six Months Ended March 31, 2023 (Unaudited)

Investment Income:
Dividends	$634,220
Interest	1,907,546
Total Investment Income	2,541,766
Expenses:
Investment advisory fees	637,136
Trustees’ fees	61,332
Shareholder communications expenses	45,768
Legal and audit fees	44,206
Payroll expenses	39,275
Shareholder services fees	33,485
Accounting fees	22,500
Custodian fees	8,450
Miscellaneous expenses	31,894
Total Expenses	924,046
Less:
Expenses paid indirectly by broker (See Note 5)	(1,336)
Net Expenses	922,710
Net Investment Income	1,619,056
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	3,865,607
Net change in unrealized appreciation/depreciation:
on investments	4,437,263
Net Realized and Unrealized Gain/(Loss) on Investments	8,302,870
Net Increase in Net Assets Resulting from Operations	9,921,926
Total Distributions to Preferred Shareholders	(1,316,472)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$8,605,454

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended March 31, 2023 (Unaudited)		Year Ended September 30, 2022
Operations:
Net investment income	$1,619,056		$1,211,817
Net realized gain on investments	3,865,607		4,874,085
Net change in unrealized appreciation/depreciation on investments	4,437,263		(56,826,223)
Net Increase/(Decrease) in Net Assets Resulting from Operations	9,921,926		(50,740,321)

Distributions to Preferred Shareholders from Accumulated Earnings	(1,316,472	)*	(1,850,301)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	8,605,454		(52,590,622)

Distributions to Common Shareholders from Accumulated Earnings	(3,573,246	)*	(20,361,432)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	635,918		5,154,319
Net decrease in net assets from repurchase of common shares	(19,910)		(2,068,339)
Net increase in net assets from repurchase of preferred shares	78,268		2,575
Offering costs for preferred shares charged to paid-in capital	—		(142,500)
Net Increase in Net Assets from Fund Share Transactions	694,276		2,946,055
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	5,726,484		(70,005,999)

Net Assets Attributable to Common Shareholders:
Beginning of year	126,722,629		196,728,628
End of period	$132,449,113		$126,722,629

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended March 31, 2023		Year Ended September 30,
	(Unaudited)		2022	2021	2020		2019	2018
Operating Performance:
Net asset value, beginning of year	$9.25		$14.57	$13.15	$11.42		$11.07	$10.18
Net investment income	0.12		0.09	0.13	0.16		0.20	0.17
Net realized and unrealized gain/(loss) on investments	0.60		(3.74)	2.75	2.50		0.77	1.33
Total from investment operations	0.72		(3.65)	2.88	2.66		0.97	1.50
Distributions to Preferred Shareholders: (a)
Net investment income	(0.03	)*	(0.02)	(0.01)	(0.01)		(0.03)	(0.05)
Net realized gain	(0.07	)*	(0.11)	(0.11)	(0.11)		(0.09)	(0.07)
Total distributions to preferred shareholders	(0.10)		(0.13)	(0.12)	(0.12)		(0.12)	(0.12)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.62		(3.78)	2.76	2.54		0.85	1.38
Distributions to Common Shareholders:
Net investment income	(0.07	)*	(0.19)	(0.17)	(0.14)		(0.12)	(0.19)
Net realized gain	(0.19	)*	(1.31)	(1.16)	(0.67)		(0.37)	(0.29)
Total distributions to common shareholders	(0.26)		(1.50)	(1.33)	(0.81)		(0.49)	(0.48)
Fund Share Transactions:
Decrease in net asset value from common shares issued upon reinvestment of distributions	(0.01)		(0.05)	(0.01)	(0.00	)(b)	(0.01)	(0.01)
Increase in net asset value from repurchase of common shares (includes transaction costs)	0.00	(b)	0.02	—	—		—	—
Increase in net asset value from repurchase of preferred shares	0.01		0.00 (b)	—	—		—	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		(0.01)	—	—		—	(0.00	)(b)
Total Fund share transactions	0.00	(b)	(0.04)	(0.01)	(0.00	)(b)	(0.01)	(0.01)
Net Asset Value Attributable to Common Shareholders, End of Period	$9.61		$9.25	$14.57	$13.15		$11.42	$11.07
NAV total return †	5.44%		(28.73)%	21.75%	23.56%		7.89%	13.85%
Market value, end of period	$8.11		$8.01	$13.36	$11.55		$10.49	$10.31
Investment total return ††	2.90%		(31.71)%	27.12%	18.60%		6.98%	17.08%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$186,662		$181,713	$226,729	$203,596		$178,692	$173,192
Net assets attributable to common shares, end of period (in 000’s)	$132,449		$126,723	$196,729	$173,596		$148,692	$143,192
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.44	%(c)	0.74%	0.79%	1.36%		1.80%	1.64%
Ratio of operating expenses to average net assets attributable to common shares (d)(e)	1.39	%(c)	1.16%	1.01%	1.23%		1.20%	1.18%
Portfolio turnover rate	20%		37%	34%	52%		52%	35%

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended March 31, 2023	Year Ended September 30,
	(Unaudited)	2022	2021	2020	2019	2018
Cumulative Preferred Shares:
5.250% Series A Preferred
Liquidation value, end of period (in 000’s)	$29,183	$29,961	$30,000	$30,000	$30,000	$30,000
Total shares outstanding (in 000’s)	1,167	1,198	1,200	1,200	1,200	1,200
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (f)	$22.87	$24.82	$26.10	$25.59	$24.64	$24.56
Asset coverage per share (g)	$86.08	$82.61	$188.94	$169.66	$148.91	$144.33
4.400% Series B Preferred
Liquidation value, end of period (in 000’s)	$25,030	$25,030	—	—	—	—
Total shares outstanding (in 000’s)	2,503	2,503	—	—	—	—
Liquidation preference per share	$10.00	$10.00	—	—	—	—
Average market value (f)(h)	$10.00	$10.00	—	—	—	—
Asset coverage per share (g)	$34.43	$33.04	—	—	—	—
Asset Coverage (i)	344%	330%	756%	679%	596%	577%

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact on the expense ratios.
(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares for the six months ended March 31, 2023 and the years ended September 30, 2022, 2021, 2020, 2019, and 2018 would have been 0.99%, 0.95%, 0.88%, 1.03%, 0.99%, and 0.96%, respectively.
(f)	Based on weekly prices.
(g)	Asset coverage per share is calculated by combining all series of Preferred stock.
(h)	The Series B Preferred is a private placement and is not listed on an exchange, nor does the Fund expect a secondary market to develop. The average market price shown is the $10 liquidation preference of the Series B Preferred.
(i)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited)

1.  Organization. The Ellsworth Growth and Income Fund Ltd. is organized as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on July 1, 1986.

The Fund’s primary investment objective is to provide income and the potential for capital appreciation, which objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests. The Fund invests primarily in convertible and equity securities.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2023 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 03/31/23
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (b)	—	$116,434,194	—	$116,434,194
Convertible Preferred Stocks (b)	—	—	$3	3
Mandatory Convertible Securities:
Energy and Utilities	$2,731,891	818,654	—	3,550,545
Financial Services	—	2,015,882	—	2,015,882
Other Industries (b)	1,604,700	—	—	1,604,700
Total Mandatory Convertible Securities	4,336,591	2,834,536	—	7,171,127
Common Stocks(b)	36,008,856	—	—	36,008,856
U.S. Government Obligations	—	27,047,108	—	27,047,108
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$40,345,447	$146,315,838	$3	$186,661,288

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended March 31, 2023, the Fund did not have transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the six months ended March 31, 2023, the Fund did not incur any periodic expenses charged by Acquired Funds.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 20% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted security held as of March 31, 2023, please refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. For certain securities known as ”contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income, subject to the maximum federal income tax rate. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund's 5.250% Series A and 4.400% Series B Cumulative Preferred Shares (Preferred Shares) are recorded on a daily basis and are determined as described in Note 6.

The tax character of distributions paid during the fiscal year ended September 30, 2022 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,141,773	$285,502
Net long term capital gains	17,219,659	1,564,799
Total distributions paid	$20,361,432	$1,850,301

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at March 31, 2023:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$173,838,343	$28,713,341	$(15,890,396)	$12,822,945

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended March 31, 2023, the Fund did not incur any income tax, interest or penalties. As of March 31, 2023, the Adviser has reviewed the open tax years and concluded that there was no tax impact to the Fund’s net assets or results of operations. The Fund’s current federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 0.80% of the first $100,000,000 of the Fund’s average weekly net assets including the liquidation value of preferred shares and 0.55% of the Fund’s average weekly net assets including the liquidation value of preferred shares in excess of $100,000,000. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

4.  Portfolio Securities. Purchases and sales of securities during the six months ended March 31, 2023, other than short term securities and U.S. Government obligations, aggregated $32,664,302 and $38,839,158, respectively.

5.  Transactions with Affiliates and Other Arrangements. During the six months ended March 31, 2023, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,336.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended March 31, 2023, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended March 31, 2023, the Fund accrued $39,275 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6.  Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.01). The Board has authorized the repurchase of the Fund’s common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended March 31, 2023 and the fiscal year ended September 30, 2022, the Fund repurchased and retired 2,400 and 222,248 of its common shares at an investment of $19,910 and $2,068,339, respectively, at average discounts of approximately 13.82% and 13.42% from NAV.

Transactions in shares of common shares of beneficial interest for the six months ended March 31, 2023 and the fiscal year ended September 30, 2022 were as follows:

	Six Months Ended March 31, 2023 (Unaudited)		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount

Increase in net assets from common shares issued upon reinvestment of distributions	75,976	$635,918	428,456	$5,154,319
Decrease in net assets from repurchase of common shares	(2,400)	(19,910)	(222,248)	(2,068,339)
Net increase	73,576	$616,008	206,208	$3,085,980

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of preferred shares, par value $0.01. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

shareholders. Dividends on Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at their respective liquidation values plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The liquidation value of the Series A Preferred is $25 per share. The Series A Preferred has an annual dividend rate of 5.25% and is callable at the Fund's option. The Board has authorized the repurchase of the Series A Preferred in the open market at prices less than the $25 liquidation value per share. During the six months ended March 31, 2023, and the fiscal year ended September 30, 2022, the Fund repurchased and retired 31,113 and 1,572 Series A Preferred, at investments of $699,557 and $36,725 at average discounts of approximately 10.10% and 6.59%, from its liquidation value.

On July 1, 2022, the Fund issued 2,503,000 shares of Series B 4.40% Cumulative Preferred Shares (Series B Preferred) receiving $24,887,500 million after the deduction of estimated offering expenses of $142,500. The Series B Preferred shares have a liquidation value of $10 per share and an annual dividend rate of 4.40%. The Series B Preferred Shares are puttable on June 26, 2023 and June 26, 2024 and are callable after June 26, 2024. Distributions are at an annual rate of 4.40% and are paid semiannually. At March 31, 2023, 2,503,000 shares of Series B Preferred were outstanding and accrued dividends amounted to $290,626.

The following table summarizes Cumulative Preferred Shares information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 3/31/2023	Net Proceeds	2023 Dividend Rate Range	Dividend Rate at 3/31/2023	Accrued Dividends at 3/31/2023
A 5.250%	September 18, 2017	unlimited	1,167,315	$28,855,381	Fixed Rate	5.250%	$21,279
B 4.400%	July 1, 2022	unlimited	2,503,000	$24,887,500	Fixed Rate	4.400%	$290,626

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and, under certain circumstances, are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

7.  Significant Shareholder. As of March 31, 2023, approximately 6.2% of the combined Common and Preferred Shares were beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

8.  Convertible Securities Concentration. It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock.

9.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Subsequent Events. The Board of Trustees increased the dividends on the Ellsworth Growth and Income Fund Series B Cumulative Preferred Shares (“Series B Preferred”) to an annual rate of 5.20% based on the liquidation preference of the Series B Preferred, effective April 17, 2023.

Shareholder Meeting – May 22, 2023 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 22, 2023. At that meeting common and preferred shareholders, voting together as a single class, re-elected Kinchen C. Bizzell, James P. Conn, and Frank J. Fahrenkopf as Trustees of the Fund, with 9,807,567 votes, 9,755,059 votes, and 9,702,565 votes cast in favor of these Trustees, and 3,199,112 votes, 3,251,620 votes, and 3,304,115 votes withheld for these Trustees, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected Michael J. Melarkey as a Trustee of the Fund, with 2,487,530 votes cast in favor of this Trustee and 21,132 votes withheld for this Trustee. Mario J. Gabelli, Elizabeth C. Bogan, James A. Dinsmore, Daniel D. Harding, Kuni Nakamura, Nicolas W. Platt, and Anthonie C. van Ekris continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

ELLSWORTH GROWTH AND INCOME FUND LTD.

AND YOUR PERSONAL PRIVACY

Who are we?

The Ellsworth Growth and Income Fund Ltd.is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the NYSE American, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Ellsworth Growth and Income Fund Ltd.

One Corporate Center

Rye, NY 10580-1422

(Y)our Portfolio Management Team Biographies

Thomas H. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Previously Mr. Dinsmore was Chairman and CEO of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager, and co-founder of Ellsworth Growth and Income Fund Ltd. He received a BS in Economics from the Wharton School of Business and an MA degree in Economics from Fairleigh Dickinson University.

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA degree from Rutgers University.

The net asset value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”

The net asset value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the net asset value is “XECFX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Kinchen C. Bizzell
Former Managing Director,
CAVU Securities

Elizabeth C. Bogan
Former Senior Lecturer in
Economics
at Princeton University

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings Ltd.

James A. Dinsmore, CFA
Portfolio Manager
Gabelli Funds, LLC

Frank J. Fahrenkopf, Jr.
Former President & Chief
Executive Officer,
American Gaming Association

Daniel D. Harding
Managing General Partner,
Global Equity Income Fund

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Kuni Nakamura
President,
Advanced Polymer, Inc.

Nicolas W. Platt
Former Managing Director,
FTI Consulting Inc.

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

OFFICERS

James A. Dinsmore, CFA
President

John C. Ball
Treasurer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Laurissa M. Martire
Vice President & Ombudsman

Bethany A. Uhlein
Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

State Street Bank and Trust
Company

COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

TRANSFER AGENT AND
REGISTRAR

American Stock Transfer & Trust
Company, LLC

ECF Q1/2023

GABELLI
FUNDS

ELLSWORTH GROWTH AND INCOME FUND LTD.

ECF

Semiannual Report
March 31, 2023

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/01/2022 through 10/31/2022	Common – 400 Preferred Series A – 21,194 Preferred Series B – N/A	Common – $8.02 Preferred Series A – $22.58 Preferred Series B – N/A	Common – 400 Preferred Series A – 21,194 Preferred Series B – N/A	Common – 13,705,666 - 400 = 13,705,266 Preferred Series A – 1,198,428 - 21,194 = 1,177,234 Preferred Series B – 2,503,000
Month #2 11/01/2022 through 11/30/2022	Common – N/A Preferred Series A – 4,666 Preferred Series B – N/A	Common – N/A Preferred Series A – $22.40 Preferred Series B – N/A	Common – N/A Preferred Series A – 4,666 Preferred Series B – N/A	Common – 13,705,266 Preferred Series A – 1,177,234 - 4,666 = 1,172,568 Preferred Series B – 2,503,000
Month #3 12/01/2022 through 12/31/2022	Common – N/A Preferred Series A – 5,253 Preferred Series B – N/A	Common – N/A Preferred Series A – $22.46 Preferred Series B – N/A	Common – N/A Preferred Series A – 5,253 Preferred Series B – N/A	Common – 13,781,241 Preferred Series A – 1,172,568 - 5,253 = 1,167,315 Preferred Series B – 2,503,000
Month #4 01/01/2023 through 01/31/2023	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 13,781,241 Preferred Series A – 1,167,315 Preferred Series B – 2,503,000
Month #5 02/01/2023 through 02/28/2023	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 13,781,241 Preferred Series A – 1,167,315 Preferred Series B – 2,503,000
Month #6 03/01/2023 through 03/31/2023	Common – 2,000 Preferred Series A – N/A Preferred Series B – N/A	Common – $7.96 Preferred Series A – N/A Preferred Series B – N/A	Common – 2,000 Preferred Series A – N/A Preferred Series B – N/A	Common –13,781,241 - 2,000 = 13,779,241 Preferred Series A – 1,167,315 Preferred Series B – 2,503,000
Total	Common – 2,400 Preferred Series A – 31,113 Preferred Series B – N/A	Common – $7.99 Preferred Series A – $22.52 Preferred Series B – N/A	Common – 2,400 Preferred Series A – 31,113 Preferred Series B – N/A	N/A

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ellsworth Growth and Income Fund Ltd.

By (Signature and Title)*	/s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

Date	June 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

Date	June 2, 2023

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	June 2, 2023

* Print the name and title of each signing officer under his or her signature.